FINANCING INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Other Income and Expenses [Abstract]
Interest expense	$ (3,658)	$ (4,029)	$ (4,444)
Interest income	53,792	55,488	39,987
Exchange rate results	2,628	3,403	1,013
Hedging transactions related gain (loss), net	4,734	(7,800)	(5,153)
Marketable securities fair value adjustments	0	5,605	2,944
Bank fees and others	(758)	(1,833)	(3,816)
FINANCING INCOME, NET	$ 56,738	$ 50,834	$ 30,531